UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Value Opportunities Fund, Inc.

Master Value Opportunities LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

TO THE SHAREHOLDERS

*******     IMPORTANT NEWS    *******

We encourage you to read the full text of the enclosed supplemental proxy materials containing important information about the proposals involving BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”) and Master Value Opportunities LLC (“Master Value Opportunities”, and together with Value Opportunities, the “Funds”). In addition, as one of our valued shareholders, we are providing you with the following brief overview of these matters, which require your consideration and vote participation. Please vote promptly as your vote is important. Voting promptly will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to cast your vote.

Q:	WHAT IS HAPPENING?

A:	The Board of Directors (the “Board”) of each Fund has set a new record date to allow shareholders additional time to participate in the voting process, and is asking you to consider and act upon the following proposals (each, a “Proposal” and together, the “Proposals”) applicable to your Fund:

•

Proposal 2: Shareholders of each Fund are being asked to approve a change in the Fund’s investment objective from “to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size” to “to seek long-term capital appreciation” and to make the investment objective a non-fundamental policy of each Fund that may be changed by the Board of Directors of Value Opportunities (the “VO Board”) or the Board of Directors of Master Value Opportunities (the “MVO Board,” and together with the VO Board, the “Boards”), as applicable, without shareholder approval upon prior notice to shareholders.

PLEASE NOTE: On July 27, 2017, each Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of Proposal 2, the Board agrees to not change the relevant Fund’s proposed investment objective in the future without obtaining a “1940 Act Majority” vote (as defined below). In addition, each Board agrees not to change the Policy without a 1940 Act Majority vote. Although the proposed investment objective of each Fund would be a non-fundamental policy of the Fund if Proposal 2 is approved by shareholders, the adoption of the Policy preserves the shareholders’ right to vote on any future investment objective change and will eliminate the Board’s ability to change the relevant Fund’s investment objective in the future without shareholder approval (each Board recommends voting “FOR” Proposal 2). This, in effect, will ensure that, if shareholders approve Proposal 2, as each Board recommends, control over any future changes to the applicable Fund’s investment objective would remain in shareholders’ hands, as it does today.

A “1940 Act Majority” vote is defined as the “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities of the relevant Fund present at the meeting, if the

i

holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the relevant Fund.

•

Proposal 3: Shareholders of Value Opportunities are also being asked to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote for Proposal 2 as it relates to Master Value Opportunities.

•

Proposal 5: Shareholders of each Fund are each being asked to approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions.

•

Proposal 6: Shareholders of Value Opportunities are also being asked to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote for Proposal 5 as it relates to Master Value Opportunities.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	“FOR” each Proposal. The Proposals cannot be effected without shareholder approval. The Boards have approved each applicable Proposal, which are the same Proposals previously presented at the Joint Special Meeting of Shareholders (the “Meeting”) of the Funds. Each Board believes that the applicable Proposals are in the best interests of the relevant Fund and its shareholders and recommends that you vote, or submit voting instructions, “FOR” each of the Proposals with respect to your Fund, as applicable.

Q:	HOW DO I VOTE MY SHARES?

A:	Voting is quick and easy! You may cast your vote by Internet, telephone, and mail or in person at the reconvened Meeting. To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by Internet or telephone, please have the proxy card or voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the reconvened Meeting, please complete each proxy card you receive and bring it to the reconvened Meeting to be held on September 28, 2017. If you hold your shares in a brokerage account or through a bank, broker, intermediary or other financial institution, you will not be able to vote in person at the reconvened Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the reconvened Meeting.

You may also attend the reconvened Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a registered shareholder of Value Opportunities and plan to attend the reconvened Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, as well as proof of ownership of Fund shares, such as a copy of your proxy card.

If you are a beneficial shareholder of Value Opportunities (that is if you hold your shares of the Fund through a bank, broker, intermediary or other financial institution) and plan to attend the reconvened Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, intermediary or financial institution or broker’s statement indicating ownership as of the applicable record date.

Whichever voting method you choose, we urge you to please take the time to read the full text of the joint proxy statement (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials before you vote.

Q:	HOW CAN I OBTAIN THE PROXY STATEMENT?

A:	Holders of record of Value Opportunities on August 28, 2017 (the new record date of the Meeting) who were not holders of record on April 26, 2017 (the original record date of the Meeting) are receiving the Proxy Statement along with these supplemental proxy materials. If you were a holder of record of Value Opportunities on April 26, 2017, you previously received the Proxy Statement. You may access the Proxy Statement at https://www.proxy-direct.com/BLK-29217 or you may contact Computershare Fund Services, toll free at 866-704-4427, to request a copy.

Q:	WHY ARE THE BOARDS RECOMMENDING THAT THE FUNDS’ RESPECTIVE INVESTMENT OBJECTIVES BE AMENDED?

A:	Currently, under each Fund’s principal investment strategies, the Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. Each Fund’s Board, based on the recommendation of Fund management, and BlackRock Advisors, LLC (“BlackRock”) determined that it is appropriate and advantageous to change the relevant Fund’s principal investment strategies so that the Fund may invest in equity securities of all market capitalizations. In considering whether to approve the proposed changes in the relevant Fund’s principal investment strategies, each Board considered, among other things: (i) the Fund’s performance and fees relative to its peer group and benchmark, as applicable; (ii) the anticipated transaction costs in connection with the implementation of the proposed investment strategies; (iii) the capital gains expected to be realized as a result of such implementation; and (iv) the limitation of expenses with the proposed implementation of caps on total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.73% (for Investor A Shares), 1.48% (for Investor B Shares and Investor C Shares), 0.48% (for Institutional Shares) and 0.98% (for Class R Shares) of average daily net assets through July 31, 2019 in connection with the proposed changes to the Fund’s principal investment strategies. Based on the Fund’s expense ratio as set forth in the Fund’s prospectus dated July 28, 2017, the proposed expense caps would result in a reduction in the net expense ratio of 51 basis points (for Investor A Shares), 90 basis points (for Investor B Shares), 59 basis points (for Investor C Shares), 46 basis points (for Institutional Shares) and 57 basis points (for Class R Shares).

BlackRock and the Boards believe that the Funds’ proposed investment strategies described above are inconsistent with the Funds’ respective current investment objectives. In order to reconcile this inconsistency, as well as to provide greater flexibility for each of Value Opportunities and Master Value Opportunities to take advantage of and respond to market developments and trends, the VO Board and the MVO Board asked shareholders to approve amending the investment objective of Value Opportunities and Master Value Opportunities, as applicable, so that it is “to seek long-term capital appreciation” and making the proposed investment objective of each of Value Opportunities and Master Value Opportunities a non-fundamental policy.

PLEASE NOTE: As noted above, although Proposal 2 contemplates that the proposed investment objective of each Fund would be a non-fundamental policy of the Fund, on July 27, 2017, each Board adopted the Policy whereby, contingent on shareholder approval of Proposal 2, the Board agrees to not change the relevant Fund’s proposed investment objective in the future without obtaining the vote of a 1940 Act Majority of the relevant Fund. In addition, each Board agrees not to change the Policy without a 1940 Act Majority vote. The adoption of the Policy preserves the shareholders’ right to vote on any future investment objective change and will eliminate the Board’s ability to change the relevant Fund’s investment objective in the future without shareholder approval, even if the Fund’s investment objective becomes non-fundamental as a result of Proposal 2 being approved by shareholders (each Board recommends voting “FOR” Proposal 2). This, in effect, will ensure that, if shareholders approve Proposal 2 as each Board recommends, control over any future changes to the applicable Fund’s investment objective would remain in shareholders’ hands, as it does today.

See “Proposal 2” in the Proxy Statement for more information regarding the considerations of each Board in approving the changes to the relevant Fund’s investment objective.

Q:	WHY ARE THE BOARDS RECOMMENDING THAT CERTAIN OF THE FUNDS’ RESPECTIVE FUNDAMENTAL INVESTMENT RESTRICTIONS BE AMENDED OR ELIMINATED?

A:	The proposed changes to the fundamental investment restrictions of the Funds contemplated by Proposal 5 are intended to provide each Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate a fundamental investment restriction that is not required by the 1940 Act.

See “Proposal 5” in the Proxy Statement for more information regarding the considerations of each Board in approving the changes to the relevant Fund’s fundamental investment restrictions.

Q:	DID I ALREADY VOTE ON THIS PROPOSAL?

A:	You may have. Holders of record on April 26, 2017 have already received a Proxy Statement and proxy card or voting instruction form relating to the Proposals, however additional shareholder participation is required in the voting process to approve the Proposals. Please see “WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?” below.

A quorum for each Fund consists of holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy. As of the June 23, 2017 Meeting, approximately 34.75% of Value Opportunities’ shares outstanding on the original record date participated and voted on the Proposals. Accordingly, a quorum was not obtained for Value Opportunities. Without a quorum of shareholders of Value Opportunities, the June 23, 2017 Meeting was adjourned with respect to both Funds to July 31, 2017 and then again to August 23, 2017 and then again to August 24, 2017. As of the August 24, 2017 Meeting, approximately 48.98% of Value Opportunities’ shares outstanding on the original record date participated and voted on the Proposals. Again, a quorum was not obtained for Value Opportunities.

On August 25, 2017, an ad hoc Committee of each Board, pursuant to delegated authority, considered whether to reconvene the Meeting and continue to solicit shareholders’ participation on the Proposals or to take other action. For the reasons set out above, the ad hoc Committee determined that it remains in the best interest of each Fund to approve the applicable Proposals, recognizing that the Meeting must be reconvened and that the continuation of the solicitation of Value Opportunities’ shareholders would be required. In connection with this solicitation, the ad hoc Committee approved a new record date of August 28, 2017 and determined that the Meeting be reconvened on September 28, 2017 at 3:30 p.m., Eastern time.

Q:	WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?

A:	IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card or voter instruction form following the directions thereon.

Q:	WHO IS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THE PROXY STATEMENT AND THESE ADDITIONAL PROXY MATERIALS, THE SOLICITATION AND TABULATION OF PROXIES AND RELATED LEGAL EXPENSES?

A:	It is anticipated that the total expenses of preparing, printing and mailing the proxy statement and these additional proxy materials, soliciting and tabulating proxies and related legal expenses will be approximately $780,400. These expenses will be shared equally by BlackRock and by the respective Fund.

Q:	WILL I RECEIVE A CALL FROM A PROXY SOLICITOR?

A:	BlackRock has engaged Computershare Fund Services, a professional proxy solicitation firm, to contact shareholders who have not voted, to urge your participation in the vote process prior to the date of the reconvened Meeting concerning the applicable Proposals.

Q:	WHOM DO I CALL IF I HAVE QUESTIONS?

A:	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll free at 1-866-704-4427.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form(s), if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by Internet or telephone. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the applicable proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

v

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON SEPTEMBER 28, 2017

Please take notice that a Joint Special Meeting of Shareholders (the “Meeting”) of each of BlackRock Value Opportunities Fund, Inc., a Maryland corporation (“Value Opportunities”), and Master Value Opportunities LLC, a Delaware limited liability company (“Master Value Opportunities” and together with Value Opportunities, the “Funds”), that was convened on June 23, 2017 and was adjourned to July 31, 2017, and then again to August 23, 2017 and then again to August 24, 2017, will be reconvened on September 28, 2017 at 3:30 p.m., Eastern time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455. The Meeting is being reconvened to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

PROPOSAL 2.	To approve a change in the investment objective of each of Value Opportunities and Master Value Opportunities and to make the investment objective a non-fundamental policy of each of Value Opportunities and Master Value Opportunities that may be changed by the Board of Directors of Value Opportunities and the Board of Directors of Master Value Opportunities, respectively, without shareholder approval.

PROPOSAL 3.	To provide voting instructions to Value Opportunities to vote for the change in Master Value Opportunities’ investment objective as contemplated by Proposal 2.

PROPOSAL 5.

To approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions as follows:

A.      To amend the fundamental investment restriction regarding concentration.

B.      To amend the fundamental investment restriction regarding borrowing.

C.      To amend the fundamental investment restriction regarding the issuance of senior securities.

D.      To amend the fundamental investment restriction regarding investing in real estate.

E.      To amend the fundamental investment restriction regarding underwriting.

F.      To amend the fundamental investment restriction regarding investing in commodities.

G.      To amend the fundamental investment restriction regarding lending.

H.      To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.

PROPOSAL 6.	To provide voting instructions to Value Opportunities to vote for the amendment or elimination of certain of Master Value Opportunities’ fundamental investment restrictions as contemplated by Proposal 5.

The Proposals referenced above are discussed in the joint proxy statement related to the Proposals (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. An ad hoc Committee of the Board of Directors of each Fund (each, a “Board”) has fixed the close of business on August 28, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the reconvened Meeting or any adjournments or postponements thereof.

As of the record date of August 28, 2017, the Value Opportunities had shares outstanding as follows:

Investor A	Investor B	Investor C	Institutional	Class R
12,351,592	1,105	2,852,254	4,655,586	962,752

As of the record date of August 28, 2017, to the best of Value Opportunities’ knowledge, the following persons beneficially owned more than 5% of the outstanding shares of the noted class of Value Opportunities’ shares:

Name	Address	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned (Name of Class)
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246	10,331,704	83.65% (Investor A)

*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246	130	11.72% (Investor B)

*UBS WM USA	100 Harbor Blvd Weehawken, NJ 07086	760	68.71% (Investor B)

*National Financial Services LLC	499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	214	19.40% (Investor B)

Name	Address	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned (Name of Class)
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246	1,996,617	70.00% (Investor C)

*Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	160,470	5.63% (Investor C)

*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246	754,082	78.33% (Class R)

*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246	3,066,685	65.87% (Institutional)

*	Indicates record holders that do not beneficially hold the shares.

As of the record date of August 28, 2017, to the best of Master Value Opportunities’ knowledge, the following persons beneficially owned more than 5% of the outstanding interests of Master Value Opportunities:

Name	Address	Percentage of Outstanding Interests Owned
BlackRock Value Opportunities Fund, Inc.	100 Bellevue Parkway Wilmington, DE 19809	100%

You are cordially invited to attend the reconvened Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card or voting instruction form(s) and return it promptly in the postage-paid envelope provided for this purpose. You also have the opportunity to provide voting instructions by Internet or telephone. Given the timing of the Meeting, you are encouraged to take advantage of voting by Internet or telephone. If you take advantage of Internet or telephone voting, you do not need to return your proxy card. The enclosed proxy is being solicited on behalf of the applicable Board. Even if you plan to attend the Meeting, please be certain to sign, date and return each proxy card or voting instruction form you receive or provide voting instructions by Internet or telephone. Please read the full text of the Proxy Statement for a complete understanding of the Proposals.

If, by the time scheduled for the reconvened Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on a Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations (e.g., additional phone calls, emails and mail reminders) of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the new record date of August 28, 2017.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Boards “FOR” approval of each applicable Proposal.

If your shares are held by a broker, bank, intermediary or other financial institution, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank, intermediary or other financial institution. Broker-dealer/intermediary firms holding shares of Value Opportunities in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the reconvened Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of a Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum of that Fund. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of Value Opportunities’ shares held in street name (that is, if you hold your shares through a bank, broker, intermediary or other financial institution), you may instruct your bank, broker, intermediary or other financial institution of record how to vote your shares in favor of the applicable Proposals by submitting voting instructions for the applicable Proposals generally in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided to you by your broker, bank, intermediary or other financial institution of record. Prior to logging on, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided to you by your broker, bank, intermediary or other financial institution of record and following their automated touchtone voting directions. Prior to calling, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of the Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided to you by your broker, bank, intermediary or other financial institution of record and sending it back in the postage paid envelope provided.

Voting in Person. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Meeting and vote in person. A person submitting votes by Internet or telephone is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the Internet or the telephone to submit voting instructions, the shareholder is authorizing their bank, broker, intermediary or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

•

IF YOU WERE NOT A SHAREHOLDER AS OF APRIL 26, 2017 (the original record date), and have not previously received a copy of the Proxy Statement, we have enclosed a copy. Please review the enclosed materials, and then please cast your vote by Internet, telephone, mail or in person following the directions provided on the enclosed voting instruction form(s).

•

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any voting instruction form(s) that you may have received previously and cast your vote by Internet, telephone, mail or in person following the directions provided on the enclosed voting instruction form(s).

•	YOU PREVIOUSLY SUBMITTED A VALID VOTING INSTRUCTION FORM IN CONNECTION WITH THE MEETING.

•

IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

•

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card or voter instruction form following the directions thereon.

The voting methods provided will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to vote your shares. Whichever method you choose, please read the full text of the Proxy Statement before you vote.

We greatly appreciate your time and your investment in the BlackRock mutual funds.

By order of the Boards of Directors,

/s/ Benjamin Archibald
Benjamin Archibald
Secretary of the Funds

September 12, 2017

VO_PRX_SUPP

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK VALUE OPPORTUNITIES FUND, INC. (the “Fund”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the reconvened joint special meeting of shareholders of the Fund and Master Value Opportunities LLC to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on September 28, 2017 at 3:30 p.m. (Eastern time), or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the Joint Special Meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the Joint Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER,  YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

BVO_29217_083117

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

		FOR	AGAINST	ABSTAIN
2.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To provide voting instructions to the Fund to vote for the change in Master Value Opportunities LLC’s investment objective and to make the investment objective a non-fundamental policy of Master Value Opportunities LLC that may be changed by the Board of Directors of Master Value Opportunities LLC without shareholder approval.	☐	☐	☐

5.	To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:
		FOR	AGAINST	ABSTAIN
5A.	To amend the fundamental investment restriction regarding concentration.	☐	☐	☐

5B.	To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

5C.	To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

5D.	To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

5E.	To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

5F.	To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

5G.	To amend the fundamental investment restriction regarding lending.	☐	☐	☐

5H.	To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

6.	To provide voting instructions to the Fund to vote for the amendment or elimination of certain of Master Value Opportunities LLC’s fundamental investment restrictions as follows:
		FOR	AGAINST	ABSTAIN
6A.	To amend the fundamental investment restriction regarding concentration.	☐	☐	☐

6B.	To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

6C.	To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

6D.	To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

6E.	To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

6F.	To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

6G.	To amend the fundamental investment restriction regarding lending.	☐	☐	☐

6H.	To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders

of BlackRock Value Opportunities Fund, Inc.

to Be Held on September 28, 2017

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29217

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	BGS_29217	M XXXXXXXX +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	MASTER VALUE OPPORTUNITIES LLC (the “Fund”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the interests of the Fund that the undersigned is entitled to vote at the reconvened joint special meeting of shareholders of the Fund and BlackRock Value Opportunities Fund, Inc. to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on September 28, 2017 at 3:30 p.m., or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the Joint Special Meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the Joint Special Meeting, please complete and return this card at once in the enclosed envelope.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ∎

		FOR	AGAINST	ABSTAIN
2.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	5.A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	5.B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	5.C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	5.D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	5.E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	5.F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

	5.G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

5.H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders

of Master Value Opportunities LLC

to Be Held on September 28, 2017

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29217

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /